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                                                                Exhibit 10.22(d)


UNITED STATES PATENT [19]                     [11] PATENT NUMBER:      5,717,064
JULIAN ET AL.                                 [45] DATE OF PATENT: FEB. 10, 1998
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[54] METHYLATED LYSINE-RICH LYTIC PEPTIDES AND METHOD OF MAKING SAME BY
     REDUCTIVE ALKYLATION

[75] Inventors:  GORDON R. JULIAN, Bozeman, Mont,;
                 JESSE M. JAYNES, Raleigh, N.C.

[73] Assignee:   DEMETER BIOTECHNOLOGIES, LTD., Durham, N.C.

[21] Appl. No.:  427,001

[22] Filed:      APR. 24, 1995

                         RELATED U.S. APPLICATION DATA

[63] Continuation-in-part of Ser. No. 148,889, Nov. 18, 1993, abandoned.

[51] Int. Cl.(6) ................. C07K 5/00; C07K 7/00; C07K 17/00; A61K 38/00

[52] U.S. Cl. .................... 530/324; 514/12

[58] FIELD OF SEARCH ............. 514/12; 530/324

[56]                            REFERENCES CITED

                             U.S. PATENT DOCUMENTS

     4,355,104    10/1982    Hultmark et al. ............................ 435/70
     4,520,016     5/1985    Hultmark et al. ............................ 514/12
     4,810,777     3/1989    Zasloff ................................... 530/326
     5,045,531     9/1991    Berkowitz et al. ........................... 514/12
     5,059,653    10/1991    Coy et al.
     5,114,921     5/1992    Zasloff .................................... 514/12
     5,217,956     6/1993    Zasloff et al. ............................. 514/13

                            FOREIGN PATENT DOCUMENTS

       9012866    11/1990    WIPO.

                               OTHER PUBLICATIONS

Jaynes. "Lytic Peptides Portend an Innovative Age in the Management and Treatment of Human Disease", Drug News and Perspectives, 3 (1990).

Arrowood et al., "Hemolytic Properties of Lytic Peptides Active Against the Sporozoites of Cryptosporidium parvum", J. Protozool, 38 (1991).

Jaynes et al., "In Vitro Cytocidal Effect of Lytic Peptides on Several Transformed Mammalian Cell Lines", Peptide Research 2 (1989) pp. 157-160.

Jaynes et al., "In Vitro Effect of Novel Lytic Peptides on Plasmodium falciparum and Trypanosoma cruzi", FASEB J. 2 (1988) pp. 2878-2883.

Reed et al., "Enhanced in vitro Growth of Murine Fibroblast Cells and Preimplantation Embryos Cultured in Medium Supplemented with an Amphipathic Peptide", Molecular Reproduction and Development 31 (1992) pp. 106-113.

Akerfeldt et al., "Synthetic Peptides as Models for Ion Channel Proteins", Acc. Chem. Res. 26 (1993) pp. 191-197.

Wong et al., "Pyridine Boranc as a Reducing Agent for Proteins", Anal. Biochem. 139 (1984) pp. 58-67.

Means et al., "Reductive Alkylation of Amino Groups in Proteins", Biochemistry 7
(1968) pp. 2192-2201.

Lilova et al., "Reductive Alkylation of Lysine Residues in Subtilisin DY", Biol. Chem. Hoppe-Seyler. 368 (1987) pp. 1479-1487.

Boarder et al., "Synthetic N-Dimethyl Beta-Endorphin, A Stabilized Opioid Peptide", Biochemical Pharmacology. 30 (1981) pp. 1289-1293.

Habeeb, "Determination of Free Amino Groups in Proteins by
Trinitrobenzene-sulfonic Acid", Anal. Biochem. 14 (1966) pp. 328-336.

Gorecki et al., "Non Cationic Substrates of Trypsin", Biochem and Biophys. Res. Comm. 29 (1967) pp. 189-193.

Primary Examiner - Toni R. Scheiner
Assistant Examiner - Sheela J. Huff
Attorney, Agent, or Firm - Rothwell, Figg, Ernst & Kurz

[57]                                ABSTRACT


A tryptic digestion-resistant, non-naturally occurring lytic peptide comprising a sequence of amino acid residues containing mainly alanine, valine and lysine amino acid residues, wherein the (e-)amino groups of the lysine residues and the (0l-)amino group of the N-terminal amino acid are sufficiently methylated to impart enhanced tryptic, chymotryptic, and aminopeptidase digestion resistance to the peptide. The secondary conformation of the peptide is an ordered periodic structure such as an amphipathic (a-)helix or a (B-)pleated sheet. The compositions of the invention are suitable for in vivo administration.

A method of making the same, to impart enhanced tryptic digestion-resistance thereto, comprising reductively alkylating the (e-)amino groups of the lysine residues and the (a-)amino group of the N-terminal amino acid with a methyl-providing reagent in the presence of an heterocyclic amino-borane reducing agent for sufficient time and at sufficient conditions to methylate the (a-) and (e-)amino groups to sufficient extent to confer enhanced proteolytic digestion-resistance to the peptide.


                           8 CLAIMS, 3 DRAWING SHEETS